Subsequent Events	6 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events [Text Block]

28. Subsequent Events

Subsequent to the period ended September 30, 2025, the Company issued 81,000 common shares under the RSU plan upon the exercise of restricted share units.

Subsequent to the period ended September 30, 2025, the Company issued 522,778 Amended October 2024 ATM Shares pursuant to the Amended October 2024 ATM Equity Program for gross proceeds of $2 million.  The Amended October 2024 ATM shares were sold at prevailing market prices, for an average price per Amended October 2024 ATM Share of $3.79 (C$5.27). Pursuant to the Amended October 2024 Equity Distribution Agreement, a cash commission of $51 on the aggregate gross proceeds raised was paid to the agent in connection with its services under the Amended October 2024 Equity Distribution Agreement.

Subsequent to the period ended September 30, 2025, the Company issued 75,100 common shares for total proceeds of C$449 pursuant to the exercise of 55,100 options at a price of C$5.66 per stock option and 20,000 options at a price of C$6.86 per stock option.

Subsequent to the period ended September 30, 2025, the Company issued 215,625 common shares for total proceeds of C$1.1 million pursuant to the exercise of 215,625 broker warrants at a price of C$5 per warrant.

On October 31, 2025, the Company granted 2,720,900 RSU to certain employees, officers, directors and eligible consultants of the Company with a fair value of C$7.73 per share and vesting on October 30, 2026.